                      TERM SHEET DATED February 16, 2000

Note: The following is a preliminary Term Sheet. All terms and statements are subject to change.

                          $ 271,227,000 (Approximate)

-------------------------------------------------------------------------------
                     Vanderbilt Mortgage and Finance, Inc.
-------------------------------------------------------------------------------



                              [GRAPHIC OMITTED]



               Manufactured Housing Contract, Senior/Subordinate
                    Pass-Through Certificates, Series 2000A
-------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



-------------------------------------------------------------------------------
The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Vanderbilt Mortgage and Finance, Inc. Series 2000A transaction, and not by or as agent for Vanderbilt Mortgage and Finance, Inc. or any of its affiliates (the "Sponsor"). The Sponsor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.
The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor. The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). The information contained herein will be superseded by the final Prospectus.

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

PRELIMINARY INFORMATION ONLY

Group I Offered Certificates

-----------------------------------------------------------------------------------------------------------------------
                     Class IA-1  Class IA-2   Class IA-3  Class IA-4   Class IA-5  Class IM-1  Class IB-1   Class IB-2
-----------------------------------------------------------------------------------------------------------------------
Amount:              54,000,000  33,000,000   32,000,000  27,189,000   9,137,000   7,310,000    7,310,000   12,792,000
-----------------------------------------------------------------------------------------------------------------------
Type:                Adjustable     Fixed       Fixed        Fixed       Fixed       Fixed        Fixed       Fixed
-----------------------------------------------------------------------------------------------------------------------
Coupon:                [TBD]%      [TBD]%       [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%       [TBD]%
-----------------------------------------------------------------------------------------------------------------------
Approx. Price          [TBD]%      [TBD]%       [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%       [TBD]%
-----------------------------------------------------------------------------------------------------------------------
Yield (%):             [TBD]%      [TBD]%       [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%       [TBD]%
-----------------------------------------------------------------------------------------------------------------------
Spread (bps):           TBD          TBD         TBD          TBD         TBD         TBD          TBD         TBD
-----------------------------------------------------------------------------------------------------------------------
Avg Life (To Call):    1.109        3.033       5.057        9.173       12.019      8.715        6.053       10.327
-----------------------------------------------------------------------------------------------------------------------
Avg Life               1.109        3.033       5.057        9.206       14.883      9.246        6.053       12.775
(To Mat):
-----------------------------------------------------------------------------------------------------------------------
1st Prin Pymt        03/07/2000  06/07/2002   02/07/2004  11/07/2006   03/07/2012  03/07/2005  03/07/2005   06/07/2007
(To Call):
-----------------------------------------------------------------------------------------------------------------------
Last Prin Pymt       06/07/2002  02/07/2004   11/07/2006  03/07/2012   03/07/2012  03/07/2012  06/07/2007   03/07/2012
(To Call):
-----------------------------------------------------------------------------------------------------------------------
Last Prin Pymt       06/07/2002  02/07/2004   11/07/2006  01/07/2013   01/07/2018  01/07/2018  06/07/2007   05/07/2029
(To Mat):
-----------------------------------------------------------------------------------------------------------------------
Stated Mat:          07/07/2008  08/07/2012   11/07/2017  12/07/2024   11/07/2032  11/07/2032  09/07/2015   11/07/2032
-----------------------------------------------------------------------------------------------------------------------
Expected             02/29/2000  02/29/2000   02/29/2000  02/29/2000   02/29/2000  02/29/2000  02/29/2000   02/29/2000
Settlement:
-----------------------------------------------------------------------------------------------------------------------
Payment Delay:           0            6           6            6           6           6            6           6
-----------------------------------------------------------------------------------------------------------------------
Interest Payment      ACT/360      30/360       30/360      30/360       30/360      30/360      30/360       30/360
Basis:
-----------------------------------------------------------------------------------------------------------------------
Dated Date:          02/29/2000  02/01/2000   02/01/2000  02/01/2000   02/01/2000  02/01/2000  02/01/2000   02/01/2000
-----------------------------------------------------------------------------------------------------------------------
Ratings
(Moody's/Fitch):      Aaa/AAA      Aaa/AAA     Aaa/AAA      Aaa/AAA     Aa3/AA-       A2/A      Baa2/BBB     Baa2/BBB
-----------------------------------------------------------------------------------------------------------------------
Pricing Date:           TBD          TBD         TBD          TBD         TBD         TBD          TBD         TBD
-----------------------------------------------------------------------------------------------------------------------
Prepayment Speed:     225% MHP    225% MHP     225% MHP    225% MHP     225% MHP    225% MHP    225% MHP     225% MHP
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 2

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Group II Offered Certificates

-------------------- ----------- ------------ ----------- ------------
                     Class       Class IIB-1  Class       Class IIB-3
                       IIA-1                  IIB-2
----------------------------------------------------------------------
Amount:              68,577,000   9,071,000   4,867,000    5,974,000
-------------------- ----------- ------------ ----------- ------------
-------------------- ----------- ------------ ----------- ------------
Type:                Adjustable  Adjustable   Adjustable  Adjustable

-------------------- ----------- ------------ ----------- ------------
-------------------- ----------- ------------ ----------- ------------
Coupon:                [TBD]%      [TBD]%       [TBD]%      [TBD]%
-------------------- ----------- ------------ ----------- ------------
-------------------- ----------- ------------ ----------- ------------
Approx. Price          [TBD]%      [TBD]%       [TBD]%      [TBD]%
-------------------- ----------- ------------ ----------- ------------
-------------------- ----------- ------------ ----------- ------------
Yield (%):             [TBD]%      [TBD]%       [TBD]%      [TBD]%
-------------------- ----------- ------------ ----------- ------------
-------------------- ----------- ------------ ----------- ------------
Spread (bps):           TBD          TBD         TBD          TBD
-------------------- ----------- ------------ ----------- ------------
-------------------- ----------- ------------ ----------- ------------
Avg Life (To Call):    3.868        5.882       8.637       11.738
-------------------- ----------- ------------ ----------- ------------
-------------------- ----------- ------------ ----------- ------------
Avg Life               4.077        5.882       8.637       13.964
(To Mat):
-------------------- ----------- ------------ ----------- ------------
-------------------- ----------- ------------ ----------- ------------
1st Prin Pymt        03/07/2000  03/07/2005   06/07/2007  06/07/2010
(To Call):
-------------------- ----------- ------------ ----------- ------------
-------------------- ----------- ------------ ----------- ------------
Last Prin Pymt       03/07/2012  06/07/2007   06/07/2010  03/07/2012
(To Call):
-------------------- ----------- ------------ ----------- ------------
Last Prin Pymt       05/07/2018  06/07/2007   06/07/2010  05/07/2020
(To Mat):
-------------------- ----------- ------------ ----------- ------------
Stated Mat:          04/07/2030  10/07/2019   11/07/2020  04/07/2030
-------------------- ----------- ------------ ----------- ------------
Expected             02/29/2000  02/29/2000   02/29/2000  02/29/2000
Settlement:
-------------------- ----------- ------------ ----------- ------------
-------------------- ----------- ------------ ----------- ------------
Payment Delay:           0            0           0            0
-------------------- ----------- ------------ ----------- ------------
-------------------- ----------- ------------ ----------- ------------
Interest Payment      ACT/360      ACT/360     ACT/360      ACT/360
Basis:
-------------------- ----------- ------------ ----------- ------------
-------------------- ----------- ------------ ----------- ------------
Dated Date:          02/29/2000  02/29/2000   02/29/2000  02/29/2000
-------------------- ----------- ------------ ----------- ------------
-------------------- ----------- ------------ ----------- ------------
Ratings

(Moody`s/Fitch):      Aaa/AAA      Aa3/AA-     Baa2/BBB    Baa2/BBB
-------------------- ----------- ------------ ----------- ------------
Pricing Date:           TBD          TBD         TBD          TBD
-------------------- ----------- ------------ ----------- ------------
Prepayment Speed:     250% MHP    250% MHP     250% MHP    250% MHP
-------------------- ----------- ------------ ----------- ------------

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 3

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Title of Securities:       Vanderbilt Mortgage and Finance, Inc.
                           Manufactured Housing Contract, Senior/Subordinate
                           Pass-Through Certificates, Series 2000A

                           Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IM-1, Class IB-1 and Class IB-2 Fixed-Rate Group Certificates and Class IIA-1, Class IIB-1, Class IIB-2 and Class IIB-3 Adjustable-Rate Group Certificates

Seller:                    Vanderbilt Mortgage and Finance, Inc.

Servicer:                  Vanderbilt Mortgage and Finance, Inc.

Underwriters:              Prudential Securities Incorporated (lead)
                           Merrill Lynch & Co. (co)

Trustee:                   The Bank of New York.

Credit Enhancement:        1) Excess interest
                           2) Over-Collateralization
                           3) Cross-Collateralization
                           4) Subordination
                           5) Limited Guarantee of Clayton Homes, Inc. (Class
                           I B-2 and Class II B-3 only)

Excess Interest:           Excess interest cashflows from each group will be
                           available as credit enhancement for the related group.

Overcollateralization:     The credit enhancement provisions of the Trust are
                           intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying excess servicing and the servicing fee (while VMF is the servicer) collected on the collateral to the payment of principal on the Senior Certificates, resulting in the build up of overcollateralization
                           ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an O/C amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required
                           O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

                           FIXED RATE CERTIFICATES
                           N/A

                           ADJUSTABLE RATE CERTIFICATES
                           Initial Deposit: [ 0.0%]           Target: [3.5%]

                           These O/C percentages are subject to step-downs beginning in month [61] if the Subordinate Class Principal distribution tests are met.

Cross-
Collateralization:         Excess spread from each of the two collateral
                           groups, if not needed to credit enhance its own group will be available to credit enhance the other group.

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 4

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Subordination:

                           ------------------------- --------------------- --------------------- ----------------------
                                                     Rating                     Group I             Group II*
                           Class                     (Moody's/Fitch)            (Fixed)             (Adjustable)
                           ------------------------- --------------------- --------------------- ----------------------
                           Class IA-1 - IA-4                                      20.00%                22.50%
                           Class IIA-1               Aaa/AAA
                           ------------------------- --------------------- --------------------- ----------------------
                           Class IA-5                                             15.00%                12.25%
                           Class IIB-1               Aa3/AA-
                           ------------------------- --------------------- --------------------- ----------------------
                           Class IM-1                                             11.00%                  NA
                           Class IIB-2               A2/A
                           ------------------------- --------------------- --------------------- ----------------------
                           Class IB-1                                             7.00%                  6.75%
                           Class IIB-3               Baa2/BBB
                           ------------------------- --------------------- --------------------- ----------------------
                           * Does not include 3.50% for O/C


Class Sizes:

                           ------------------------- --------------------- --------------------- ----------------------
                                                     Rating                     Group I             Group II*
                           Class                     (Moody's/Fitch)            (Fixed)             (Adjustable)
                           ------------------------- --------------------- --------------------- ----------------------
                           Class IA-1 - IA-4                                      80.00%                 77.50%
                           Class IIA-1               Aaa/AAA
                           ------------------------- --------------------- ---------------------- ---------------------
                           Class IA-5                                              5.00%                 10.25%
                           Class IIB-1               Aa3/AA-
                           ------------------------- --------------------- ---------------------- ---------------------
                           Class IM-1                                              4.00%                   NA
                           Class IIB-2               A2/A
                           ------------------------- --------------------- ---------------------- ---------------------
                           Class IB-1                                              4.00%                 5.50%
                           Class IIB-3               Baa2/BBB
                           ------------------------- --------------------- ---------------------- ---------------------
                           Class IB-2                                              7.00%                 6.75%
                           Class IIB-4               Baa2/BBB (Corp.)
                           ------------------------- --------------------- ---------------------- ---------------------
                           O/C                                                     0.00%                 3.50%
                           ------------------------- --------------------- ---------------------- ---------------------

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 5

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

GROUP I CERTIFICATES

Total Group I

Collateral Balance:        $ 182,738,383.07

Class IA-1
Remittance Rate:           The Class I A-1 Pass Through Rate will equal the
                           lesser of:

                           i)       One Month LIBOR plus [TBD%] and

                           ii) the weighted average gross coupon of the contracts less the 1.25% servicing fee (if Vanderbilt is no longer the servicer).

Maximum Rate:              Remittance rates on the Group I Certificates are
                           subject to a maximum rate equal to (a) the weighted average contract rate of the Group I contracts less
                           (b) if Vanderbilt is no longer the servicer, the servicing fee of [1.25%].

Servicing Fee:             For as long as Vanderbilt is the servicer, the
                           servicing fee of [1.25]% per annum is subordinate to the Offered Certificates on a monthly basis.

Cashflow Priority:         PRICING BASE CASE CLASS I M-1 AND CLASS I B
                           DISTRIBUTION TEST IS MET

                           1)       Current interest and any previously
                                    unreimbursed interest to Classes I A-1 - I
                                    A-4;
                           2) Senior percentage of principal payments sequentially to Classes I A-1, I A-2, I A-3, and I A-4 until such class is reduced to zero;
                           3)       Current interest and any previously
                                    unreimbursed interest to Class I A-5
                                    Certificates;
                           4) Senior percentage of principal payments to Class I A-5 until such class is reduced to zero;
                           5)       Current interest and any previously
                                    unreimbursed interest to Class I M-1
                                    Certificates;
                           6) Mezzanine percentage of principal payments to Class I M-1 until such class is reduced to zero;
                           7)       Current interest and any previously
                                    unreimbursed interest to Class I B-1
                                    Certificates;
                           8) Class I B percentage of principal payments to Class I B-1 until such class is reduced to zero;
                           9)       Current interest and any previously
                                    unreimbursed interest to Class I B-2
                                    Certificates;
                           10) Class I B percentage of principal payments to Class I B-2 until such class is reduced to zero;
                           11) Excess cashflow to fund any Available Funds shortfall with respect to the Group II Certificates except the Net Funds Cap Carryover Amount;
                           12) Excess cashflow to the Class II A-1 to build O/C for the Group II Certificates.
                           13) As long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                           14)      Any remainder to the Class R Certificates.

                                    -----------------------------------------
                                    |        |       |       |       |       |
                                    |  I A-1 | I A-2 | I A-3 | I A-4 | I A-5 |
                                    |        |       |       |       |       |
                                    -----------------------------------------
                                    |             |          I M-1           |
                                    |   5 YEARS   |--------------------------
                                    |             |   I B-1    |    I B-2    |
                                    -----------------------------------------
-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 6

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Cashflow Priority:         CLASS I M-1 AND CLASS I B DISTRIBUTION TEST IS NOT
                           MET:

                           1)       Current interest and any previously
                                    unreimbursed interest to Classes I A-1 - I
                                    A-4 Certificates;
                           2) 100% of principal payments sequentially to Classes I A-1, I A-2, I A-3, and I A-4 until such class is reduced to zero;
                           3)       Current interest and any previously
                                    unreimbursed interest to Class I A-5
                                    Certificates;
                           4) 100% of principal payments to Class I A-5 until such Class is reduced to zero;
                           5)       Current interest and any previously
                                    unreimbursed interest to Class I M-1
                                    Certificates;
                           6) 100% of principal payments to Class I M-1 until such Class is reduced to zero;
                           7)       Current interest and any previously
                                    unreimbursed interest to Class I B-1
                                    Certificates;
                           8) 100% of principal payments to Class I B-1 until such Class is reduced to zero;
                           9)       Current interest and any previously
                                    unreimbursed interest to Class I B-2
                                    Certificates;
                           10) 100% of principal payments to Class I B-2 until such Class is reduced to zero;
                           11) Excess cashflow to fund any Available Funds shortfall with respect to the Group II Certificates except the Net Funds Cap Carryover Amount;
                           12) Excess cashflow to the Class II A-1 to build O/C for the Group II Certificates.
                           13) So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                           14)      Any remainder to the Class R Certificates.

              -----------------------------------------------------------------
              |       |       |       |       |       |       |       |       |
              | I A-1 | I A-2 | I A-3 | I A-4 | I A-5 | I M-1 | I B-1 | I B-2 |
              |       |       |       |       |       |       |       |       |
              -----------------------------------------------------------------
Class I B Distribution
Test:                      THE CLASS I M-1 AND CLASS I B DISTRIBUTION IS MET
                           IF:

                           1)       Remittance Date is on or after March 2005
                           2) Class I M-1 Percentage plus Class I B Percentage is at least [ ____ 26.25 ]% (which is 1.75 times the sum of the original Class I M-1 Percentage and the original Class I B Percentage).
                           3) Cumulative Realized Losses do not exceed [7]% for year 2005, [8]% for year 2006, and [9]% for year 2007 and beyond of the Original Principal Balance of the Contracts
                           4)       Current Realized Loss Ratio does not
                                    exceed [2.75]%
                           5) Average 60 Day Delinquency Ratio does not exceed [5]%
                           6) Average 30 Day Delinquency Ratio does not exceed [7]%
                           7) Class I B-2 Principal Balance must not be less than [$ 3,654,768] (which represents approximately 2% of the Total Original Group I Pool Principal Balance).

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 7

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

GROUP II CERTIFICATES:

Total Group II

Collateral Balance:        $ 88,489,676.24

Group II Pass
Through Rate:              The Group II Pass Through Rate will equal the
                           lesser of:
                           i)       One Month LIBOR plus [TBD%] and
                           ii)      the Net Funds Cap as described herein.

Coupon Step up:            If the 10% Clean-Up Call is not exercised, the
                           coupon on the Class Adjustable Rate Certificates :

                                    IIA-1 - shall increase to [2x] the
                                    respective margin
                                    IIB-1 - shall increase by an additional
                                    [50 BP]
                                    IIB-2 - shall increase by an additional
                                    [50 BP]
                                    IIB-3 - shall increase by an additional
                                    [50 BP]

Net Funds Cap:             The difference between the a) collateral WAC and b)
                           the the sum of i) if the O/C is less than its target, [0.75]% spread cushion, and ii) if the Company is no longer the Servicer, [1.25]%.

Net Funds Cap
Carryover:                 If on any Payment Date the Group II Certificate
                           interest distribution amount is less than the Group
                           II Pass-Through Rate (which is subject to a maximum equal to the Weighted Average Life Cap of the collateral), the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-Through Rate will be carried forward to the next Payment Date until paid.

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 8

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Cashflow Priority:         PRICING BASE CASE CLASS II B DISTRIBUTION TEST IS
                           MET:

                           1)       Current interest and any previously
                                    unreimbursed interest to Class II A-1
                                    Certificates (subject to the Net Funds
                                    Cap);
                           2) Senior percentage of principal payments to Class II A-1 until such class is reduced to zero;
                           3)       Current interest and any previously
                                    unreimbursed interest to Class II B-1
                                    Certificates;
                           4)       Class II B percentage of principal
                                    payments to Class II B-1 until such class is reduced to zero;
                           5)       Current interest and any previously
                                    unreimbursed interest to Class II B-2
                                    Certificates;
                           6)       Class II B percentage of principal
                                    payments to Class II B-2 until such class is reduced to zero;
                           7)       Current interest and any previously
                                    unreimbursed interest to Class II B-3
                                    Certificates;
                           8)       Class II B percentage of principal
                                    payments to Class II B-3 until such class is reduced to zero;
                           9) Excess cashflow to fund any Available Funds shortfall with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
                           10)      Excess cashflow to the Class II A-1 to
                                    build O/C.
                           11) So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                           12)      Any remainder to the Class R Certificates.

                                    -----------------------------------------
                                    |                  II A-1                |
                                    -----------------------------------------
                                    |         |          |          |        |
                                    | 5 YEARS |  II B-1  |  II B-2  | II B-3 |
                                    |         |          |          |        |
                                    -----------------------------------------
-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 9

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

                           CLASS II B DISTRIBUTION TEST IS NOT MET:

                           1)       Current interest and any previously
                                    unreimbursed interest to Classes II A-1
                                    Certificates;
                           2) 100% of principal payments sequentially to Class II A-1 until such class is reduced to zero;
                           3)       Current interest and any previously
                                    unreimbursed interest to Class II B-1
                                    Certificates;
                           4) 100% of principal payments to Class II B-1 until such Class is reduced to zero;
                           5)       Current interest and any previously
                                    unreimbursed interest to Class II B-2
                                    Certificates;
                           6) 100% of principal payments to Class II B-2 until such Class is reduced to zero;
                           7)       Current interest and any previously
                                    unreimbursed interest to Class II B-3
                                    Certificates;
                           8) 100% of principal payments to Class II B-3 until such Class is reduced to zero;
                           9) Excess cashflow to fund any Available Funds shortfall with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
                           10)      Excess cashflow to the Class II A-1 to
                                    build O/C;
                           11) So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                           12)      Any remainder to the Class R Certificates.

                                    -------------------------------------------
                                    |              |        |        |        |
                                    |    II A-1    | II B-1 | II B-2 | II B-3 |
                                    |              |        |        |        |
                                    -------------------------------------------

Class II B Distribution
Test:                       The Class II B Distribution Test is met if

                           1)       Remittance Date is on or after March 2005
                           2)       Class II B Percentage + O/C is at least
                                    [50.0%]
                           3) Cumulative Realized Losses do not exceed [7]% for year 2005, [8]% for year 2006, and [9]% for year 2007 and beyond of the Original Principal Balance of the Contracts
                           4)       Current Realized Loss Ratio does not
                                    exceed [2.75]%
                           5) Average 60 Day Delinquency Ratio does not exceed [5]%
                           6) Average 30 Day Delinquency Ratio does not exceed [7]%
                           7) Sum of Class II B-3 Principal Balance + O/C must not be less than [$1,769,793.52] (which represents approximately 2% of the Total Original Group II Pool Principal Balance).

Cleanup Call:              The Servicer may call the
                           Certificates at par plus accrued interest after the aggregate remaining pool balance of both Groups is less than 10% of the Cut-off Date pool principal balance.

Payment Date:              The 7th day of each month or, if such day is not a
                           business day, the next succeeding business day, beginning in March 2000.

Interest Accrual:          Interest will accrue from the 1st day of the
                           preceding month until the 30th day of the preceding month for the Class I A-2, I A-3, I A-4, I A-5, I
                           M-1, I B-1 and I B-2 certificates. For the Class I
                           A-1 Certificates and the Group II Certificates, interest will accrue from the 7th day of the preceding month until the 6th day of the current month. For the first payment

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 10

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

                           date, interest will accrue from the closing date to the first Payment Date for the Class I A-1 Certificates and the Group II Certificates. For the Class I A-1 Certificates, and the Group II Certificates, interest is calculated using an actual/360 day count. For the remainder of the certificate classes, interest is calculated using a 30/360 day count.

ERISA Considerations:      The Class I A-1, I A-2, I A-3 and I A-4
                           Certificates and the Class II A-1 Certificates will be ERISA eligible. The Class I A-5, Class I M-1, I
                           B-1 and I B-2 Certificates and the Class II B-1, II
                           B-2, and II B-3 Certificates are not ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:      The Class II A-1 and Class II B-1 Certificates will
                           constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984
                           ("SMMEA").

Prospectus:                The Certificates are being offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:       Call the ABS trading desk at (212)778-2741, Howard
                           Blecher at (212)778-4429, John Herbert at
                           (212)778-3203, Susan Menkhaus at (212)778-1794 or
                           Kenny Rosenberg at (212)778-2440 with questions.

---------------------------------------------- -------------------------------- --------------------------------------
                                                                       Group I                               Group II
---------------------------------------------- -------------------------------- --------------------------------------
Type of Collateral:                                                      FIXED                                    ARM
---------------------------------------------- -------------------------------- --------------------------------------
Amount:                                                        $182,738,383.07                         $88,489,676.24
---------------------------------------------- -------------------------------- --------------------------------------
Average Unpaid Prin. Balance:                                       $33,871.80                             $47,575.09
---------------------------------------------- -------------------------------- --------------------------------------
Maximum Original Balance:                                          $250,000.00                            $143,117.69
---------------------------------------------- -------------------------------- --------------------------------------
WAC:                                                                   10.937%                                10.098%
---------------------------------------------- -------------------------------- --------------------------------------
Coupon Range:                                                7.500% -  16.000%                      6.990% -  14.750%
---------------------------------------------- -------------------------------- --------------------------------------
WAM:                                                                       233                                    264
---------------------------------------------- -------------------------------- --------------------------------------
Weighted Average Original Term:                                            240                                    265
---------------------------------------------- -------------------------------- --------------------------------------
WA LTV:                                                                85.506%                                 85.813
---------------------------------------------- -------------------------------- --------------------------------------
New:                                                                    58.06%                                 94.05%
---------------------------------------------- -------------------------------- --------------------------------------
Used:                                                                   41.94%                                  5.95%
---------------------------------------------- -------------------------------- --------------------------------------
Single:                                                                 49.12%                                 31.10%
---------------------------------------------- -------------------------------- --------------------------------------
Multi:                                                                  44.95%                                 68.90%
---------------------------------------------- -------------------------------- --------------------------------------
Site Built:                                                              5.93%                                  0.00%
---------------------------------------------- -------------------------------- --------------------------------------

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 11

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Projected Available Funds Cap of GROUP II:

(GROSS COUPON - [75]bp CARVE-OUT, using 30/360 Day Count)

* Assuming VMF is the servicer


         Bond       Bond
 Period  Date    Coupon Paid

----- --------- ------------
    0  02/29/00       0.0000
    1  03/07/00       9.3482
    2  04/07/00       9.3483
    3  05/07/00       9.3483
    4  06/07/00       9.3483
    5  07/07/00       9.3483
    6  08/07/00       9.3484
    7  09/07/00       9.3484
    8  10/07/00       9.3484
    9  11/07/00       9.3484
   10  12/07/00       9.6270
   11  01/07/01       9.6269
   12  02/07/01       9.8584
   13  03/07/01      10.0391
   14  04/07/01      10.1193
   15  05/07/01      10.1193
   16  06/07/01      10.1193
   17  07/07/01      10.1193
   18  08/07/01      10.1193
   19  09/07/01      10.1193
   20  10/07/01      10.1193
   21  11/07/01      10.1193
   22  12/07/01      10.1193
   23  01/07/02      10.1193
   24  02/07/02      10.1193
   25  03/07/02      10.1193
   26  04/07/02      10.1193
   27  05/07/02      10.1193
   28  06/07/02      10.1193
   29  07/07/02      10.1193
   30  08/07/02      10.1193
   31  09/07/02      10.1193
   32  10/07/02      10.1193
   33  11/07/02      10.1193
   34  12/07/02      10.1193
   35  01/07/03      10.1193
   36  02/07/03      10.1193

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 12

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

DATED DATE: 02/29/00
CURRENT COUPON: TBD                                       VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $54,000,000.00           BOND IA1 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 02/29/00
                                                 ASSUMED CONSTANT LIBOR-1M 5.8800
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%
     99-24         35.30         31.31       33.30       37.30       39.32       41.34
     99-24+        33.84         30.11       31.97       35.71       37.61       39.51
     99-25         32.38         28.90       30.63       34.13       35.90       37.67
     99-25+        30.92         27.69       29.30       32.55       34.19       35.83
     99-26         29.47         26.48       27.97       30.97       32.48       34.00
     99-26+        28.01         25.27       26.64       29.38       30.77       32.16
     99-27         26.55         24.06       25.30       27.80       29.06       30.33
     99-27+        25.09         22.86       23.97       26.22       27.36       28.49

     99-28         23.64         21.65       22.64       24.64       25.65       26.66
     99-28+        22.18         20.44       21.31       23.06       23.94       24.83
     99-29         20.73         19.23       19.98       21.48       22.23       22.99
     99-29+        19.27         18.03       18.65       19.90       20.53       21.16
     99-30         17.82         16.82       17.32       18.32       18.82       19.33
     99-30+        16.36         15.62       15.99       16.74       17.11       17.49
     99-31         14.91         14.41       14.66       15.16       15.41       15.66
     99-31+        13.45         13.21       13.33       13.58       13.70       13.83

    100-00         12.00         12.00       12.00       12.00       12.00       12.00
    100-00+        10.55         10.80       10.67       10.42       10.30       10.17
    100-01          9.09          9.59        9.34        8.84        8.59        8.34
    100-01+         7.64          8.39        8.01        7.27        6.89        6.51
    100-02          6.19          7.18        6.69        5.69        5.19        4.68
    100-02+         4.74          5.98        5.36        4.11        3.48        2.85
    100-03          3.28          4.77        4.03        2.54        1.78        1.02
    100-03+         1.83          3.57        2.70        0.96        0.08       -0.80


First Payment      0.019         0.019       0.019       0.019       0.019       0.019
Average Life       1.109         1.351       1.218       1.017       0.939       0.872
Last Payment       2.269         2.686       2.436       2.019       1.936       1.769

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 13

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

COUPON:  TBD                                           VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $33,000,000.00                BOND IA2 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                     PREPAYMENT SPEED
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%
     99-24          7.63         7.62        7.63        7.64        7.64        7.65
     99-24+         7.63         7.62        7.62        7.63        7.63        7.64
     99-25          7.62         7.61        7.62        7.62        7.63        7.63
     99-25+         7.61         7.61        7.61        7.62        7.62        7.62
     99-26          7.61         7.60        7.61        7.61        7.61        7.62
     99-26+         7.60         7.60        7.60        7.60        7.61        7.61
     99-27          7.60         7.59        7.60        7.60        7.60        7.60
     99-27+         7.59         7.59        7.59        7.59        7.59        7.59

     99-28          7.58         7.58        7.58        7.59        7.59        7.59
     99-28+         7.58         7.58        7.58        7.58        7.58        7.58
     99-29          7.57         7.57        7.57        7.57        7.57        7.57
     99-29+         7.57         7.57        7.57        7.57        7.57        7.56
     99-30          7.56         7.56        7.56        7.56        7.56        7.56
     99-30+         7.56         7.56        7.56        7.55        7.55        7.55
     99-31          7.55         7.55        7.55        7.55        7.54        7.54
     99-31+         7.54         7.55        7.55        7.54        7.54        7.53

    100-00          7.54         7.54        7.54        7.53        7.53        7.53
    100-00+         7.53         7.54        7.53        7.53        7.52        7.52
    100-01          7.53         7.53        7.53        7.52        7.52        7.51
    100-01+         7.52         7.53        7.52        7.51        7.51        7.51
    100-02          7.51         7.52        7.52        7.51        7.50        7.50
    100-02+         7.51         7.52        7.51        7.50        7.50        7.49
    100-03          7.50         7.51        7.51        7.50        7.49        7.48
    100-03+         7.50         7.51        7.50        7.49        7.48        7.48

    100-04          7.49         7.50        7.50        7.48        7.48        7.47
    100-04+         7.48         7.50        7.49        7.48        7.47        7.46
    100-05          7.48         7.49        7.49        7.47        7.46        7.45
    100-05+         7.47         7.49        7.48        7.46        7.45        7.45
    100-06          7.47         7.48        7.47        7.46        7.45        7.44
    100-06+         7.46         7.48        7.47        7.45        7.44        7.43
    100-07          7.45         7.47        7.46        7.44        7.43        7.42
    100-07+         7.45         7.47        7.46        7.44        7.43        7.42

First Payment      2.269        2.686       2.436       2.019       1.936       1.769
Average Life       3.033        3.692       3.332       2.781       2.566       2.381
Last Payment       3.936        4.769       4.269       3.603       3.269       3.019

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 14

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

COUPON:  TBD                                             VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $32,000,000.00                BOND IA3 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                     PREPAYMENT SPEED
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%
     99-24          7.94         7.93        7.93        7.94        7.94        7.95
     99-24+         7.93         7.93        7.93        7.94        7.94        7.94
     99-25          7.93         7.92        7.93        7.93        7.93        7.94
     99-25+         7.93         7.92        7.92        7.93        7.93        7.93
     99-26          7.92         7.92        7.92        7.92        7.93        7.93
     99-26+         7.92         7.92        7.92        7.92        7.92        7.92
     99-27          7.91         7.91        7.91        7.91        7.92        7.92
     99-27+         7.91         7.91        7.91        7.91        7.91        7.91

     99-28          7.91         7.91        7.91        7.91        7.91        7.91
     99-28+         7.90         7.90        7.90        7.90        7.90        7.90
     99-29          7.90         7.90        7.90        7.90        7.90        7.90
     99-29+         7.89         7.90        7.90        7.89        7.89        7.89
     99-30          7.89         7.89        7.89        7.89        7.89        7.89
     99-30+         7.89         7.89        7.89        7.89        7.88        7.88
     99-31          7.88         7.89        7.88        7.88        7.88        7.88
     99-31+         7.88         7.88        7.88        7.88        7.88        7.87

    100-00          7.88         7.88        7.88        7.87        7.87        7.87
    100-00+         7.87         7.88        7.87        7.87        7.87        7.86
    100-01          7.87         7.87        7.87        7.86        7.86        7.86
    100-01+         7.86         7.87        7.87        7.86        7.86        7.85
    100-02          7.86         7.87        7.86        7.86        7.85        7.85
    100-02+         7.86         7.86        7.86        7.85        7.85        7.84
    100-03          7.85         7.86        7.86        7.85        7.84        7.84
    100-03+         7.85         7.86        7.85        7.84        7.84        7.83

    100-04          7.84         7.85        7.85        7.84        7.83        7.83
    100-04+         7.84         7.85        7.85        7.83        7.83        7.82
    100-05          7.84         7.85        7.84        7.83        7.83        7.82
    100-05+         7.83         7.84        7.84        7.83        7.82        7.82
    100-06          7.83         7.84        7.83        7.82        7.82        7.81
    100-06+         7.82         7.84        7.83        7.82        7.81        7.81
    100-07          7.82         7.83        7.83        7.81        7.81        7.80
    100-07+         7.82         7.83        7.82        7.81        7.80        7.80

First Payment      3.936        4.769       4.269       3.603       3.269       3.019
Average Life       5.057        6.388       5.660       4.566       4.175       3.869
Last Payment       6.686        8.353       7.519       5.936       5.269       4.769

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 15

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

COUPON:  TBD                                            VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $27,189,000.00                BOND IA4 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                     PREPAYMENT SPEED
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%
     99-24          8.15          8.14        8.15        8.15        8.15        8.15
     99-24+         8.14          8.14        8.14        8.15        8.15        8.15
     99-25          8.14          8.14        8.14        8.14        8.14        8.15
     99-25+         8.14          8.14        8.14        8.14        8.14        8.14
     99-26          8.14          8.14        8.14        8.14        8.14        8.14
     99-26+         8.13          8.13        8.13        8.13        8.14        8.14
     99-27          8.13          8.13        8.13        8.13        8.13        8.13
     99-27+         8.13          8.13        8.13        8.13        8.13        8.13

     99-28          8.13          8.13        8.13        8.13        8.13        8.13
     99-28+         8.12          8.12        8.12        8.12        8.12        8.12
     99-29          8.12          8.12        8.12        8.12        8.12        8.12
     99-29+         8.12          8.12        8.12        8.12        8.12        8.12
     99-30          8.12          8.12        8.12        8.12        8.12        8.11
     99-30+         8.11          8.12        8.11        8.11        8.11        8.11
     99-31          8.11          8.11        8.11        8.11        8.11        8.11
     99-31+         8.11          8.11        8.11        8.11        8.11        8.11

    100-00          8.11          8.11        8.11        8.11        8.10        8.10
    100-00+         8.10          8.11        8.11        8.10        8.10        8.10
    100-01          8.10          8.10        8.10        8.10        8.10        8.10
    100-01+         8.10          8.10        8.10        8.10        8.09        8.09
    100-02          8.10          8.10        8.10        8.09        8.09        8.09
    100-02+         8.09          8.10        8.10        8.09        8.09        8.09
    100-03          8.09          8.10        8.09        8.09        8.09        8.08
    100-03+         8.09          8.09        8.09        8.09        8.08        8.08

    100-04          8.09          8.09        8.09        8.08        8.08        8.08
    100-04+         8.08          8.09        8.09        8.08        8.08        8.07
    100-05          8.08          8.09        8.08        8.08        8.07        8.07
    100-05+         8.08          8.08        8.08        8.08        8.07        8.07
    100-06          8.08          8.08        8.08        8.07        8.07        8.06
    100-06+         8.07          8.08        8.08        8.07        8.07        8.06
    100-07          8.07          8.08        8.07        8.07        8.06        8.06
    100-07+         8.07          8.08        8.07        8.06        8.06        8.06

First Payment      6.686         8.353       7.519       5.936       5.269       4.769
Average Life       9.173        11.039      10.071       8.326       7.521       6.765
Last Payment      12.019        13.269      12.603      11.436      10.853       9.936

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 16

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

COUPON:  TBD                                             VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $9,137,000.00                 BOND IA5 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                     PREPAYMENT SPEED
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%
     99-24          8.39          8.39        8.39        8.39        8.39        8.39
     99-24+         8.39          8.39        8.39        8.39        8.39        8.39
     99-25          8.39          8.39        8.39        8.39        8.39        8.39
     99-25+         8.38          8.38        8.38        8.38        8.39        8.39
     99-26          8.38          8.38        8.38        8.38        8.38        8.38
     99-26+         8.38          8.38        8.38        8.38        8.38        8.38
     99-27          8.38          8.38        8.38        8.38        8.38        8.38
     99-27+         8.38          8.38        8.38        8.38        8.38        8.38

     99-28          8.37          8.37        8.37        8.37        8.37        8.37
     99-28+         8.37          8.37        8.37        8.37        8.37        8.37
     99-29          8.37          8.37        8.37        8.37        8.37        8.37
     99-29+         8.37          8.37        8.37        8.37        8.37        8.37
     99-30          8.37          8.37        8.37        8.37        8.36        8.36
     99-30+         8.36          8.36        8.36        8.36        8.36        8.36
     99-31          8.36          8.36        8.36        8.36        8.36        8.36
     99-31+         8.36          8.36        8.36        8.36        8.36        8.36

    100-00          8.36          8.36        8.36        8.36        8.36        8.36
    100-00+         8.35          8.36        8.36        8.35        8.35        8.35
    100-01          8.35          8.35        8.35        8.35        8.35        8.35
    100-01+         8.35          8.35        8.35        8.35        8.35        8.35
    100-02          8.35          8.35        8.35        8.35        8.35        8.35
    100-02+         8.35          8.35        8.35        8.35        8.34        8.34
    100-03          8.34          8.35        8.34        8.34        8.34        8.34
    100-03+         8.34          8.34        8.34        8.34        8.34        8.34

    100-04          8.34          8.34        8.34        8.34        8.34        8.34
    100-04+         8.34          8.34        8.34        8.34        8.34        8.33
    100-05          8.34          8.34        8.34        8.33        8.33        8.33
    100-05+         8.33          8.34        8.33        8.33        8.33        8.33
    100-06          8.33          8.33        8.33        8.33        8.33        8.33
    100-06+         8.33          8.33        8.33        8.33        8.33        8.33
    100-07          8.33          8.33        8.33        8.33        8.32        8.32
    100-07+         8.33          8.33        8.33        8.32        8.32        8.32

First Payment     12.019        13.269      12.603      11.436      10.853       9.936
Average Life      12.019        13.269      12.603      11.436      11.017      10.550
Last Payment      12.019        13.269      12.603      11.436      11.019      10.603

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 17

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

COUPON:  TBD                                             VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $7,310,000.00                 BOND IM1 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                    PREPAYMENT SPEED
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%
     99-24          8.70          8.70        8.70        8.70        8.70        8.70
     99-24+         8.70          8.70        8.70        8.70        8.70        8.70
     99-25          8.70          8.69        8.69        8.70        8.70        8.70
     99-25+         8.69          8.69        8.69        8.69        8.69        8.69
     99-26          8.69          8.69        8.69        8.69        8.69        8.69
     99-26+         8.69          8.69        8.69        8.69        8.69        8.69
     99-27          8.68          8.68        8.68        8.68        8.68        8.68
     99-27+         8.68          8.68        8.68        8.68        8.68        8.68

     99-28          8.68          8.68        8.68        8.68        8.68        8.68
     99-28+         8.68          8.68        8.68        8.68        8.68        8.68
     99-29          8.67          8.67        8.67        8.67        8.67        8.67
     99-29+         8.67          8.67        8.67        8.67        8.67        8.67
     99-30          8.67          8.67        8.67        8.67        8.67        8.67
     99-30+         8.67          8.67        8.67        8.67        8.66        8.66
     99-31          8.66          8.66        8.66        8.66        8.66        8.66
     99-31+         8.66          8.66        8.66        8.66        8.66        8.66

    100-00          8.66          8.66        8.66        8.66        8.66        8.66
    100-00+         8.65          8.66        8.66        8.65        8.65        8.65
    100-01          8.65          8.65        8.65        8.65        8.65        8.65
    100-01+         8.65          8.65        8.65        8.65        8.65        8.65
    100-02          8.65          8.65        8.65        8.65        8.65        8.64
    100-02+         8.64          8.65        8.64        8.64        8.64        8.64
    100-03          8.64          8.64        8.64        8.64        8.64        8.64
    100-03+         8.64          8.64        8.64        8.64        8.64        8.64

    100-04          8.64          8.64        8.64        8.64        8.63        8.63
    100-04+         8.63          8.64        8.63        8.63        8.63        8.63
    100-05          8.63          8.63        8.63        8.63        8.63        8.63
    100-05+         8.63          8.63        8.63        8.63        8.63        8.62
    100-06          8.63          8.63        8.63        8.62        8.62        8.62
    100-06+         8.62          8.62        8.62        8.62        8.62        8.62
    100-07          8.62          8.62        8.62        8.62        8.62        8.62
    100-07+         8.62          8.62        8.62        8.62        8.61        8.61

First Payment      5.019         5.019       5.019       5.019       5.019       5.019
Average Life       8.715         9.392       9.030       8.423       8.187       7.966
Last Payment      12.019        13.269      12.603      11.436      11.019      10.603


-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 18

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

COUPON:  TBD                                           VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $7,310,000.00                 BOND IB1 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                   PREPAYMENT SPEED
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%
     98-18+         9.72         9.72        9.72        9.73        9.73        9.73
     98-19          9.72         9.71        9.72        9.72        9.73        9.73
     98-19+         9.72         9.71        9.71        9.72        9.72        9.72
     98-20          9.71         9.71        9.71        9.72        9.72        9.72
     98-20+         9.71         9.70        9.71        9.71        9.72        9.72
     98-21          9.71         9.70        9.70        9.71        9.71        9.71
     98-21+         9.70         9.70        9.70        9.71        9.71        9.71
     98-22          9.70         9.69        9.70        9.70        9.70        9.71

     98-22+         9.70         9.69        9.69        9.70        9.70        9.70
     98-23          9.69         9.69        9.69        9.69        9.70        9.70
     98-23+         9.69         9.68        9.69        9.69        9.69        9.70
     98-24          9.68         9.68        9.68        9.69        9.69        9.69
     98-24+         9.68         9.67        9.68        9.68        9.69        9.69
     98-25          9.68         9.67        9.67        9.68        9.68        9.68
     98-25+         9.67         9.67        9.67        9.68        9.68        9.68
     98-26          9.67         9.66        9.67        9.67        9.68        9.68

     98-26+         9.67         9.66        9.66        9.67        9.67        9.67
     98-27          9.66         9.66        9.66        9.67        9.67        9.67
     98-27+         9.66         9.65        9.66        9.66        9.66        9.67
     98-28          9.66         9.65        9.65        9.66        9.66        9.66
     98-28+         9.65         9.65        9.65        9.65        9.66        9.66
     98-29          9.65         9.64        9.65        9.65        9.65        9.66
     98-29+         9.65         9.64        9.64        9.65        9.65        9.65
     98-30          9.64         9.64        9.64        9.64        9.65        9.65

     98-30+         9.64         9.63        9.64        9.64        9.64        9.64
     98-31          9.63         9.63        9.63        9.64        9.64        9.64
     98-31+         9.63         9.63        9.63        9.63        9.64        9.64
     99-00          9.63         9.62        9.63        9.63        9.63        9.63
     99-00+         9.62         9.62        9.62        9.63        9.63        9.63
     99-01          9.62         9.62        9.62        9.62        9.62        9.63
     99-01+         9.62         9.61        9.61        9.62        9.62        9.62
     99-02          9.61         9.61        9.61        9.62        9.62        9.62

First Payment      5.019        5.019       5.019       5.019       5.019       5.019
Average Life       6.053        6.272       6.153       5.966       5.891       5.825
Last Payment       7.269        7.686       7.436       7.103       6.936       6.769

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 19

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------


COUPON:  TBD                                             VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $12,792,000.00                BOND IB2 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                    PREPAYMENT SPEED
           PRICING SPEED
            GP I   225.0%       175.00%     200.00%     250.00%     275.00%     300.00%
     PRICE  GP II  250.0%       250.00%     250.00%     250.00%     250.00%     250.00%
     96-31+         9.90          9.87        9.89        9.91        9.92        9.93
     97-00          9.90          9.87        9.88        9.91        9.92        9.93
     97-00+         9.89          9.87        9.88        9.90        9.91        9.92
     97-01          9.89          9.87        9.88        9.90        9.91        9.92
     97-01+         9.89          9.87        9.88        9.90        9.91        9.92
     97-02          9.88          9.86        9.87        9.90        9.91        9.91
     97-02+         9.88          9.86        9.87        9.89        9.90        9.91
     97-03          9.88          9.86        9.87        9.89        9.90        9.91

     97-03+         9.88          9.86        9.87        9.89        9.90        9.91
     97-04          9.87          9.85        9.86        9.89        9.89        9.90
     97-04+         9.87          9.85        9.86        9.88        9.89        9.90
     97-05          9.87          9.85        9.86        9.88        9.89        9.90
     97-05+         9.87          9.85        9.86        9.88        9.89        9.90
     97-06          9.86          9.84        9.85        9.87        9.88        9.89
     97-06+         9.86          9.84        9.85        9.87        9.88        9.89
     97-07          9.86          9.84        9.85        9.87        9.88        9.89

     97-07+         9.86          9.84        9.85        9.87        9.88        9.88
     97-08          9.85          9.83        9.84        9.86        9.87        9.88
     97-08+         9.85          9.83        9.84        9.86        9.87        9.88
     97-09          9.85          9.83        9.84        9.86        9.87        9.88
     97-09+         9.85          9.83        9.84        9.86        9.86        9.87
     97-10          9.84          9.82        9.83        9.85        9.86        9.87
     97-10+         9.84          9.82        9.83        9.85        9.86        9.87
     97-11          9.84          9.82        9.83        9.85        9.86        9.87

     97-11+         9.84          9.82        9.83        9.85        9.85        9.86
     97-12          9.83          9.81        9.82        9.84        9.85        9.86
     97-12+         9.83          9.81        9.82        9.84        9.85        9.86
     97-13          9.83          9.81        9.82        9.84        9.85        9.85
     97-13+         9.83          9.81        9.82        9.84        9.84        9.85
     97-14          9.82          9.80        9.81        9.83        9.84        9.85
     97-14+         9.82          9.80        9.81        9.83        9.84        9.85
     97-15          9.82          9.80        9.81        9.83        9.84        9.84

First Payment      7.269         7.686       7.436       7.103       6.936       6.769
Average Life      10.237        11.175      10.674       9.827       9.499       9.190
Last Payment      12.019        13.269      12.603      11.436      11.019      10.603


-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 20

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

COUPON:  TBD                                       VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $68,577,000.00          BOND IIA1 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 02/29/00
                                                 ASSUMED CONSTANT LIBOR-1M 5.8800
           PRICING SPEED
            GP I   225.0%       225.00%     225.00%     225.00%     225.00%     225.00%
     PRICE  GP II  250.0%       200.00%     225.00%     275.00%     300.00%     325.00%

     99-24         35.85        34.78       35.29       36.47       37.15       37.93
     99-24+        35.36        34.36       34.84       35.93       36.58       37.31
     99-25         34.87        33.93       34.38       35.40       36.01       36.69
     99-25+        34.37        33.51       33.92       34.87       35.43       36.07
     99-26         33.88        33.08       33.47       34.35       34.86       35.45
     99-26+        33.39        32.66       33.01       33.82       34.29       34.82
     99-27         32.90        32.24       32.55       33.29       33.72       34.20
     99-27+        32.41        31.81       32.10       32.76       33.14       33.58

     99-28         31.92        31.39       31.64       32.23       32.57       32.96
     99-28+        31.43        30.96       31.19       31.70       32.00       32.34
     99-29         30.94        30.54       30.73       31.17       31.43       31.72
     99-29+        30.45        30.12       30.28       30.64       30.86       31.10
     99-30         29.96        29.69       29.82       30.11       30.28       30.48
     99-30+        29.47        29.27       29.36       29.58       29.71       29.86
     99-31         28.98        28.85       28.91       29.06       29.14       29.24
     99-31+        28.49        28.42       28.45       28.53       28.57       28.62

    100-00         28.00        28.00       28.00       28.00       28.00       28.00
    100-00+        27.51        27.58       27.55       27.47       27.43       27.38
    100-01         27.02        27.15       27.09       26.94       26.86       26.76
    100-01+        26.53        26.73       26.64       26.42       26.29       26.14
    100-02         26.04        26.31       26.18       25.89       25.72       25.52
    100-02+        25.56        25.89       25.73       25.36       25.15       24.91
    100-03         25.07        25.46       25.27       24.84       24.58       24.29
    100-03+        24.58        25.04       24.82       24.31       24.01       23.67

    100-04         24.09        24.62       24.37       23.78       23.44       23.05
    100-04+        23.60        24.20       23.91       23.26       22.87       22.43
    100-05         23.11        23.78       23.46       22.73       22.30       21.82
    100-05+        22.63        23.36       23.01       22.20       21.73       21.20
    100-06         22.14        22.93       22.55       21.68       21.17       20.58
    100-06+        21.65        22.51       22.10       21.15       20.60       19.97
    100-07         21.16        22.09       21.65       20.63       20.03       19.35
    100-07+        20.68        21.67       21.19       20.10       19.46       18.73

First Payment      0.019        0.019       0.019       0.019       0.019       0.019
Average Life       3.868        4.593       4.215       3.540       3.232       2.936
Last Payment      12.019       12.769      12.353      11.686      11.436      11.269


-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 21

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

COUPON:  TBD                                                VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $9,071,000.00           BOND IIB1 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 02/29/00
                                                 ASSUMED CONSTANT LIBOR-1M 5.8800
           PRICING SPEED
            GP I   225.0%       225.00%     225.00%     225.00%     225.00%     225.00%
     PRICE  GP II  250.0%       200.00%     225.00%     275.00%     300.00%     325.00%

     99-24         55.06       54.61       54.90       55.09       55.06       55.03
     99-24+        54.75       54.32       54.59       54.77       54.74       54.71
     99-25         54.43       54.03       54.29       54.45       54.43       54.40
     99-25+        54.11       53.74       53.98       54.14       54.11       54.08
     99-26         53.80       53.46       53.67       53.82       53.79       53.77
     99-26+        53.48       53.17       53.37       53.50       53.48       53.45
     99-27         53.16       52.88       53.06       53.18       53.16       53.14
     99-27+        52.85       52.59       52.76       52.86       52.85       52.83

     99-28         52.53       52.30       52.45       52.54       52.53       52.51
     99-28+        52.21       52.01       52.14       52.23       52.21       52.20
     99-29         51.90       51.73       51.84       51.91       51.90       51.88
     99-29+        51.58       51.44       51.53       51.59       51.58       51.57
     99-30         51.26       51.15       51.22       51.27       51.26       51.26
     99-30+        50.95       50.86       50.92       50.95       50.95       50.94
     99-31         50.63       50.58       50.61       50.64       50.63       50.63
     99-31+        50.32       50.29       50.31       50.32       50.32       50.31

    100-00         50.00       50.00       50.00       50.00       50.00       50.00
    100-00+        49.68       49.71       49.69       49.68       49.68       49.69
    100-01         49.37       49.42       49.39       49.36       49.37       49.37
    100-01+        49.05       49.14       49.08       49.05       49.05       49.06
    100-02         48.74       48.85       48.78       48.73       48.74       48.75
    100-02+        48.42       48.56       48.47       48.41       48.42       48.43
    100-03         48.11       48.28       48.17       48.09       48.11       48.12
    100-03+        47.79       47.99       47.86       47.78       47.79       47.81

    100-04         47.47       47.70       47.55       47.46       47.47       47.49
    100-04+        47.16       47.41       47.25       47.14       47.16       47.18
    100-05         46.84       47.13       46.94       46.82       46.84       46.87
    100-05+        46.53       46.84       46.64       46.51       46.53       46.55
    100-06         46.21       46.55       46.33       46.19       46.21       46.24
    100-06+        45.90       46.27       46.03       45.87       45.90       45.93
    100-07         45.58       45.98       45.72       45.56       45.58       45.61
    100-07+        45.27       45.69       45.42       45.24       45.27       45.30

First Payment      5.019       5.019       5.019       5.103       5.103       5.103
Average Life       5.882       6.631       6.132       5.837       5.880       5.930
Last Payment       7.269       8.769       7.936       6.686       6.769       6.853

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 22

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

COUPON: TBD                                         VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $4,867,000.00           BOND IIB2 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 02/29/00
                                                 ASSUMED CONSTANT LIBOR-1M 5.8800
           PRICING SPEED

            GP I   225.0%       225.00%     225.00%     225.00%     225.00%     225.00%
     PRICE  GP II  250.0%       200.00%     225.00%     275.00%     300.00%     325.00%

     99-24        259.06      258.61      258.83      259.30      259.47      259.49
     99-24+       258.81      258.38      258.59      259.03      259.19      259.21
     99-25        258.55      258.16      258.35      258.76      258.91      258.93
     99-25+       258.30      257.93      258.11      258.49      258.63      258.65
     99-26        258.04      257.71      257.87      258.22      258.35      258.37
     99-26+       257.79      257.48      257.63      257.96      258.07      258.09
     99-27        257.54      257.25      257.39      257.69      257.79      257.80
     99-27+       257.28      257.03      257.15      257.42      257.51      257.52

     99-28        257.03      256.80      256.91      257.15      257.23      257.24
     99-28+       256.78      256.58      256.67      256.88      256.95      256.96
     99-29        256.52      256.35      256.43      256.61      256.67      256.68
     99-29+       256.27      256.13      256.20      256.34      256.40      256.40
     99-30        256.01      255.90      255.96      256.07      256.12      256.12
     99-30+       255.76      255.68      255.72      255.81      255.84      255.84
     99-31        255.51      255.45      255.48      255.54      255.56      255.56
     99-31+       255.25      255.23      255.24      255.27      255.28      255.28

    100-00        255.00      255.00      255.00      255.00      255.00      255.00
    100-00+       254.75      254.77      254.76      254.73      254.72      254.72
    100-01        254.49      254.55      254.52      254.46      254.44      254.44
    100-01+       254.24      254.32      254.28      254.20      254.16      254.16
    100-02        253.99      254.10      254.04      253.93      253.88      253.88
    100-02+       253.73      253.87      253.81      253.66      253.61      253.60
    100-03        253.48      253.65      253.57      253.39      253.33      253.32
    100-03+       253.23      253.42      253.33      253.12      253.05      253.04

    100-04        252.97      253.20      253.09      252.85      252.77      252.76
    100-04+       252.72      252.98      252.85      252.59      252.49      252.48
    100-05        252.47      252.75      252.61      252.32      252.21      252.20
    100-05+       252.22      252.53      252.37      252.05      251.93      251.92
    100-06        251.96      252.30      252.14      251.78      251.66      251.64
    100-06+       251.71      252.08      251.90      251.52      251.38      251.36
    100-07        251.46      251.85      251.66      251.25      251.10      251.08
    100-07+       251.20      251.63      251.42      250.98      250.82      250.80

First Payment      7.269       8.769       7.936       6.686       6.769       6.853
Average Life       8.637      10.357       9.435       7.946       7.510       7.456
Last Payment      10.269      12.186      11.186       9.519       8.769       8.186


-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 23

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

COUPON: TBD                                         VMF 00-A
FIRST PAYMENT: 03/07/00
ORIGINAL BALANCE: $5,974,000.00           BOND IIB3 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 02/29/00
                                                 ASSUMED CONSTANT LIBOR-1M 5.8800
           PRICING SPEED

            GP I   225.0%       225.00%     225.00%     225.00%     225.00%     225.00%
     PRICE  GP II  250.0%       200.00%     225.00%     275.00%     300.00%     325.00%

     99-24        288.39      288.24      288.31      288.48      288.58      288.68
     99-24+       288.18      288.04      288.11      288.26      288.35      288.45
     99-25        287.97      287.83      287.90      288.05      288.13      288.22
     99-25+       287.75      287.63      287.69      287.83      287.91      287.99
     99-26        287.54      287.43      287.48      287.61      287.68      287.76
     99-26+       287.33      287.22      287.28      287.39      287.46      287.53
     99-27        287.12      287.02      287.07      287.18      287.23      287.30
     99-27+       286.91      286.82      286.86      286.96      287.01      287.07

     99-28        286.69      286.62      286.65      286.74      286.79      286.84
     99-28+       286.48      286.42      286.45      286.52      286.56      286.61
     99-29        286.27      286.21      286.24      286.30      286.34      286.38
     99-29+       286.06      286.01      286.03      286.09      286.12      286.15
     99-30        285.85      285.81      285.83      285.87      285.89      285.92
     99-30+       285.63      285.61      285.62      285.65      285.67      285.69
     99-31        285.42      285.40      285.41      285.43      285.45      285.46
     99-31+       285.21      285.20      285.21      285.22      285.22      285.23

    100-00        285.00      285.00      285.00      285.00      285.00      285.00
    100-00+       284.79      284.80      284.79      284.78      284.78      284.77
    100-01        284.58      284.60      284.59      284.57      284.55      284.54
    100-01+       284.37      284.39      284.38      284.35      284.33      284.31
    100-02        284.15      284.19      284.17      284.13      284.11      284.08
    100-02+       283.94      283.99      283.97      283.91      283.88      283.85
    100-03        283.73      283.79      283.76      283.70      283.66      283.62
    100-03+       283.52      283.59      283.55      283.48      283.44      283.39

    100-04        283.31      283.39      283.35      283.26      283.22      283.17
    100-04+       283.10      283.18      283.14      283.05      282.99      282.94
    100-05        282.89      282.98      282.94      282.83      282.77      282.71
    100-05+       282.68      282.78      282.73      282.61      282.55      282.48
    100-06        282.46      282.58      282.52      282.40      282.32      282.25
    100-06+       282.25      282.38      282.32      282.18      282.10      282.02
    100-07        282.04      282.18      282.11      281.96      281.88      281.79
    100-07+       281.83      281.97      281.90      281.75      281.66      281.56

First Payment     10.269      12.186      11.186       9.519       8.769       8.186
Average Life      11.738      12.742      12.228      11.220      10.734      10.277
Last Payment      12.019      12.769      12.353      11.686      11.436      11.269


-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 24

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Group I Contracts (Fixed)
$182,738,383.07
Cut Off Date  1/25/00

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   5,395

Aggregate Unpaid Principal Balance:               $182,738,383.07
Aggregate Original Principal Balance:             $185,069,886.95

Weighted Average Gross Coupon:                            10.937%
Gross Coupon Range:                             7.500% -  16.000%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $33,871.80
Average Original Principal Balance:                    $34,303.96

Maximum Unpaid Principal Balance:                     $248,495.64
Minimum Unpaid Principal Balance:                       $4,623.88

Maximum Original Principal Balance:                   $250,000.00
Minimum Original Principal Balance:                     $4,785.04

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         233.388
Stated Rem Term Range:                          38.000 -  395.000

Weighted Avg. Amortized Rem. Term:                        231.909
Amortized Rem Term Range:                       29.273 -  394.455

Weighted Average Age :                                      6.396
Age Range:                                       0.000 -  117.000

Weighted Average Original Term:                           239.784
Original Term Range:                            40.000 -  434.000

Weighted Average Original LTV:                             85.506
Original LTV Range:                             6.951% - 100.000%

--------------------------------------------------------------------------------

Greatest Zip Code Concentration

ZIP   48044    16 loans              .53               $961,910.73


New                                58.06         $106,099,898
Used                               41.94          $76,638,485

Multi-section                      44.95          $82,140,176
Single-section                     49.12          $89,756,069
Site Built                          5.93          $10,842,139

Not Parked                         46.87          $85,640,958
Not available (21C)                12.13          $22,174,754
Parked                             35.07          $64,080,532
Site Built                          5.93          $10,842,139


-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 25

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Geographical Distribution of Manufactured Homes as of Origination - Group I Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Alabama                  147               4,835,115.61         2.65
Arkansas                 110               3,685,604.12         2.02
Arizona                  110               4,138,750.91         2.26
California                20               1,294,793.17         0.71
Colorado                 124               4,902,379.60         2.68
Delaware                  28               1,214,663.65         0.66
Florida                  229               9,192,897.37         5.03
Georgia                  207               6,679,696.86         3.66
Iowa                      90               2,984,158.45         1.63
Idaho                      9                 425,862.35         0.23
Illinois                  28               1,186,563.24         0.65
Indiana                   61               1,813,337.88         0.99
Kansas                    45               1,637,679.34         0.90
Kentucky                 213               6,018,894.22         3.29
Louisiana                173               5,844,871.83         3.20
Massachusetts              5                 287,962.68         0.16
Maryland                  21                 655,702.12         0.36
Maine                      5                 151,128.41         0.08
Michigan                 170               6,358,343.52         3.48
Minnesota                 94               3,325,729.13         1.82
Missouri                 115               3,497,934.00         1.91
Mississippi              149               4,354,367.65         2.38
Montana                    1                  31,867.15         0.02
North Carolina           656              19,827,448.14        10.85
North Dakota               4                  84,035.28         0.05
Nebraska                  24                 862,940.35         0.47
New Hampshire              5                 291,293.30         0.16
New Jersey                 6                 258,952.20         0.14
New Mexico                83               3,020,386.09         1.65
Nevada                     1                  55,079.66         0.03
New York                  57               2,307,624.68         1.26
Ohio                     103               3,697,682.38         2.02
Oklahoma                  87               3,221,671.04         1.76
Oregon                    37               1,914,794.48         1.05
Pennsylvania              61               2,218,076.42         1.21
South Carolina           338              10,816,071.18         5.92
South Dakota               1                  57,407.35         0.03
Tennessee                667              21,326,313.58        11.67
Texas                    822              28,416,501.40        15.55
Utah                       1                  18,727.70         0.01
Virginia                 214               7,182,355.80         3.93
Washington                 9                 335,369.01         0.18
Wisconsin                 46               1,607,494.55         0.88
West Virginia             18                 687,419.00         0.38
Wyoming                    1                  12,436.22         0.01
--------------------------------------------------------------------------
Total...............    5395            $    182,738,383.07   100.00%
==========================================================================


-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 26

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Years of Origination of Contracts - Group I Contracts

                                                           Percentage of
                                          Aggregate        Cut-Off Date

                             Number of     Unpaid            Aggregate

  Year of                    Mortgage     Principal          Principal
Origination                    Loans       Balance            Balance

   1986                            1            47,469          0.03
   1990                           29           339,733          0.19
   1991                           11           149,950          0.08
   1992                           87         1,102,489          0.60
   1993                           13           400,760          0.22
   1994                            1            13,954          0.01
   1995                           10           344,727          0.19
   1996                          466        14,431,840          7.90
   1997                          134         4,251,569          2.33
   1998                          164        10,074,916          5.51
   1999                         3858       131,911,098         72.19
   2000                          621        19,669,878         10.76
--------------------------------------------------------------------------
Total.................          5395      $182,738,383        100.00%
==========================================================================




Distribution of Original Amounts - Group I Contracts

                                                                  Aggregate        Cut-Off Date
              Original                               Number of     Unpaid            Aggregate
            Mortgage Loan                            Mortgage     Principal          Principal
          Principal Balance                            Loans       Balance            Balance

 $      0.01   Balance <= $  5,000.00                      1             4,624          0.00
 $  5,000.01 < Balance <= $ 10,000.00                     89           721,714          0.39
 $ 10,000.01 < Balance <= $ 15,000.00                    326         4,036,710          2.21
 $ 15,000.01 < Balance <= $ 20,000.00                    658        10,985,238          6.01
 $ 20,000.01 < Balance <= $ 25,000.00                    719        15,812,375          8.65
 $ 25,000.01 < Balance <= $ 30,000.00                    856        23,254,094         12.73
 $ 30,000.01 < Balance <= $ 35,000.00                    741        23,794,347         13.02
 $ 35,000.01 < Balance <= $ 40,000.00                    549        20,374,521         11.15
 $ 40,000.01 < Balance <= $ 45,000.00                    368        15,426,676          8.44
 $ 45,000.01 < Balance <= $ 50,000.00                    274        12,837,359          7.02
 $ 50,000.01 < Balance <= $ 55,000.00                    225        11,752,483          6.43
 $ 55,000.01 < Balance <= $ 60,000.00                    154         8,818,716          4.83
 $ 60,000.01 < Balance <= $ 65,000.00                    138         8,593,392          4.70
 $ 65,000.01 < Balance <= $ 70,000.00                     71         4,739,012          2.59
 $ 70,000.01 < Balance <= $ 75,000.00                     61         4,402,920          2.41
 $ 75,000.01 < Balance <= $ 80,000.00                     37         2,865,051          1.57
 $ 80,000.01 < Balance <= $ 85,000.00                     19         1,566,522          0.86
 $ 85,000.01 < Balance <= $ 90,000.00                     19         1,674,910          0.92
 $ 90,000.01 < Balance <= $ 95,000.00                     13         1,199,404          0.66
 $ 95,000.01 < Balance <= $100,000.00                     11         1,065,434          0.58
 $100,000.01 < Balance <= $105,000.00                      9           921,198          0.50
 $105,000.01 < Balance <= $110,000.00                      4           424,391          0.23
 $110,000.01 < Balance <= $115,000.00                      7           779,893          0.43
 $115,000.01 < Balance <= $120,000.00                      9         1,054,900          0.58
 $120,000.01 < Balance <= $125,000.00                      4           487,383          0.27
 $125,000.01 < Balance <= $130,000.00                      4           503,509          0.28
 $130,000.01 < Balance <= $135,000.00                      5           657,607          0.36
 $135,000.01 < Balance <= $140,000.00                      6           819,587          0.45
 $140,000.01 < Balance <= $145,000.00                      1           139,746          0.08
 $150,000.01 < Balance <= $155,000.00                      2           301,467          0.16
 $155,000.01 < Balance <= $160,000.00                      4           623,274          0.34
 $160,000.01 < Balance <= $165,000.00                      2           321,210          0.18
 $165,000.01 < Balance <= $170,000.00                      1           165,383          0.09
               Balance >  $170,000.00                      8         1,613,331          0.88
-----------------------------------------------------------------------------------------
Total....................                               5395      $182,738,383        100.00%
=========================================================================================

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 27

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Distribution of Original Loan-to-Value Ratios - Group I Contracts

                                                           Percentage of
                                           Aggregate       Cut-Off Date
        Original             Number of      Unpaid           Aggregate
      Loan-To-Value          Mortgage      Principal         Principal
          Ratio                Loans        Balance           Balance

Less than 61.000%                258        6,199,142           3.39
From 61.000% to 65.999%          184        5,512,906           3.02
From 66.000% to 70.999%          240        7,755,088           4.24
From 71.000% to 75.999%          345       11,613,940           6.36
From 76.000% to 80.999%          467       15,713,039           8.60
From 81.000% to 85.999%          775       26,381,869          14.44
From 86.000% to 90.999%         1646       54,772,846          29.97
From 91.000% to 100.000%        1480       54,789,553          29.98
--------------------------------------------------------------------------
Total....................       5395      $182,738,383        100.00%
==========================================================================



Cut-off Date Contract Rate - Group I Contracts

                                                                Percentage of
                                               Aggregate        Cut-Off Date
         Gross Mortgage            Number of    Unpaid            Aggregate
         Interest Rate             Mortgage    Principal          Principal
             Range                   Loans      Balance            Balance

 7.000% < Gross Coupon <=  8.000        23        1,708,642          0.94
 8.000% < Gross Coupon <=  9.000       358       16,066,155          8.79
 9.000% < Gross Coupon <= 10.000      1208       50,285,987         27.52
10.000% < Gross Coupon <= 11.000       967       34,608,535         18.94
11.000% < Gross Coupon <= 12.000      1281       39,837,858         21.80
12.000% < Gross Coupon <= 13.000       767       20,364,466         11.14
13.000% < Gross Coupon <= 14.000       619       16,413,077          8.98
14.000% < Gross Coupon <= 15.000       138        2,775,702          1.52
15.000% < Gross Coupon <= 16.000        34          677,961          0.37

----------------------------------------------------------------------------
Total..........                       5395     $182,738,383        100.00%
============================================================================




Remaining Months to Maturity - Group I Contracts

                                                         Percentage of
                                    Aggregate            Cut-Off Date
                         Number of   Unpaid                Aggregate
                         Mortgage   Principal              Principal
      Remaining Term       Loans     Balance                Balance

 12 < Rem Term <=  72        242       2,886,535              1.58%
 72 < Rem Term <=  84        184       2,707,872              1.48%
 84 < Rem Term <= 120        539      11,096,952              6.07%
120 < Rem Term <= 156        677      16,406,147              8.98%
156 < Rem Term <= 180        904      26,245,922             14.36%
180 < Rem Term <= 240      1,575      58,531,288             32.03%
240 < Rem Term <= 300        577      25,494,872             13.95%
300 < Rem Term <= 360        670      38,336,407             20.98%
360 < Rem Term <= 396         27       1,032,388              0.56%
-------------------------------------------------------------------
Total............        5,395   182,738,383                100.00%
===================================================================


-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 28

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Distribution of Model Years - Group I Contracts

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
Model Year                     Loans       Balance            Balance

   1969                            1             5,799          0.00
   1970                            6            56,713          0.03
   1971                            7           123,100          0.07
   1972                           13           181,253          0.10
   1973                            8           128,302          0.07
   1974                           12           162,923          0.09
   1975                            6           107,358          0.06
   1976                            7           129,677          0.07
   1977                           11           188,105          0.10
   1978                           22           297,249          0.16
   1979                           12           235,650          0.13
   1980                           20           298,588          0.16
   1981                           21           415,308          0.23
   1982                           32           597,440          0.33
   1983                           38           770,682          0.42
   1984                           60           978,325          0.54
   1985                           69         1,225,701          0.67
   1986                           59         1,223,341          0.67
   1987                           67         1,384,269          0.76
   1988                           72         1,348,782          0.74
   1989                          112         2,385,852          1.31
   1990                          115         2,438,824          1.33
   1991                          127         2,551,337          1.40
   1992                          165         3,621,374          1.98
   1993                          197         5,060,158          2.77
   1994                          270         8,215,039          4.50
   1995                          444        13,796,074          7.55
   1996                          805        25,805,891         14.12
   1997                          710        25,652,361         14.04
   1998                          463        21,042,386         11.52
   1999                          641        28,875,335         15.80
   2000                          803        33,435,188         18.30
--------------------------------------------------------------------------
Total.................          5395      $182,738,383        100.00%
==========================================================================

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 29

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------


Group II Contracts (ARMs)
$ 88,489,676.24
Cut Off Date  1/25/00

--------------------------------------------------------------------------------
Number of Mortgage Loans:                                   1,860

Index:                                       1 Yr. CMT, 5 Yr. CMT

Aggregate Unpaid Principal Balance:                $88,489,676.24
Aggregate Original Principal Balance:              $88,764,119.69
--------------------------------------------------------------------------------
Weighted Average Coupon (Gross):                          10.098%
Gross Coupon Range:                             6.990% -  14.750%
--------------------------------------------------------------------------------
Weighted Average Margin (Gross):                           4.209%
Gross Margin Range:                             0.960% -   8.950%

Weighted Average Life Cap (Gross):                        15.908% *Excludes 3 capless loans
Gross Life Cap Range:                          12.250% -  20.750%

Weighted Average Life Floor (Gross):                       4.209%
Gross Life Floor Range:                         0.960% -   8.950%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $47,575.09
Average Original Principal Balance:                    $47,722.64

Maximum Unpaid Principal Balance:                     $143,039.35
Minimum Unpaid Principal Balance:                       $6,421.35

Maximum Original Principal Balance:                   $143,117.69
Minimum Original Principal Balance:                     $7,366.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         263.821
Stated Rem Term Range:                          55.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        262.875
Amortized Rem Term Range:                       49.883 -  360.031

Weighted Average Age (First Pay thru Paid Thru):            1.146
Age Range:                                       0.000 -  120.000

Weighted Average Original Term:                           264.967
Original Term Range:                            60.000 -  360.000

Weighted Average Original LTV:                             85.813
Original LTV Range:                            32.225% - 100.000%

Weighted Average Periodic Interest Cap:                    1.551% * Excludes 3 capless loans
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Months to Interest Roll:                  10.138
Months to Interest Roll Range:                           2 -   14

Weighted Average Interest Roll Frequency:                  11.995
Interest Frequency Range:                                6 -   12
---------------------------------------------------------------------

Greatest Zip Code Concentration

ZIP    37920    13 loans  .87            $773,802.39

New                         94.05        $83,225,062
Used                         5.95         $5,264,614

Multi-section               68.90        $60,969,527
Single-section              31.10        $27,520,149

Not Parked                  78.91        $69,825,660
Parked                      21.09        $18,664,016

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 30

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Geographical Distribution of Manufactured Homes as of Origination - Group II Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Alabama                   13                 478,963.72         0.54
Arkansas                  10                 425,710.83         0.48
Arizona                   11                 496,706.15         0.56
California                 1                  75,218.23         0.09
Colorado                  17                 922,268.38         1.04
Connecticut                1                  82,623.55         0.09
Delaware                   5                 202,039.21         0.23
Florida                   64               2,547,201.69         2.88
Georgia                   23                 874,233.18         0.99
Indiana                   14                 591,409.72         0.67
Kentucky                 119               5,048,971.56         5.71
Louisiana                 76               3,083,840.58         3.48
Maryland                   5                 272,582.02         0.31
Michigan                   1                  27,607.00         0.03
Missouri                  12                 525,423.42         0.59
Mississippi               13                 488,406.28         0.55
North Carolina           448              24,324,638.56        27.49
New Jersey                 1                  31,777.61         0.04
New Mexico                21                 878,014.77         0.99
New York                   2                  72,024.54         0.08
Ohio                       9                 561,431.76         0.63
Oklahoma                   8                 316,128.26         0.36
Pennsylvania               7                 281,415.55         0.32
South Carolina           166               8,333,879.01         9.42
Tennessee                369              17,901,060.87        20.23
Texas                    290              12,239,825.83        13.83
Virginia                 143               6,845,952.26         7.74
West Virginia             11                 560,321.70         0.63
--------------------------------------------------------------------------
Total...............    1860            $     88,489,676.24   100.00%
==========================================================================


Years of Origination of Contracts - Group II Contracts

                                                           Percentage of
                                          Aggregate        Cut-Off Date

                             Number of     Unpaid            Aggregate

  Year of                    Mortgage     Principal          Principal
Origination                    Loans       Balance            Balance

   1989                            1            11,399          0.01
   1990                            4            56,507          0.06
   1998                           32         2,096,609          2.37
   1999                         1630        77,493,765         87.57
   2000                          193         8,831,397          9.98
--------------------------------------------------------------------------
Total.................          1860      $ 88,489,676        100.00%
==========================================================================


-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 31

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Distribution of Original Amounts - Group II Contracts

                                                                                   Percentage of
                                                                  Aggregate        Cut-Off Date
              Original                               Number of     Unpaid            Aggregate
            Mortgage Loan                            Mortgage     Principal          Principal
          Principal Balance                            Loans       Balance            Balance

 $  5,000.01 < Balance <= $ 10,000.00                     11            93,171          0.11
 $ 10,000.01 < Balance <= $ 15,000.00                     14           171,402          0.19
 $ 15,000.01 < Balance <= $ 20,000.00                     44           756,976          0.86
 $ 20,000.01 < Balance <= $ 25,000.00                     68         1,533,765          1.73
 $ 25,000.01 < Balance <= $ 30,000.00                    165         4,545,530          5.14
 $ 30,000.01 < Balance <= $ 35,000.00                    252         8,186,440          9.25
 $ 35,000.01 < Balance <= $ 40,000.00                    238         8,880,734         10.04
 $ 40,000.01 < Balance <= $ 45,000.00                    161         6,834,438          7.72
 $ 45,000.01 < Balance <= $ 50,000.00                    137         6,501,618          7.35
 $ 50,000.01 < Balance <= $ 55,000.00                    160         8,377,051          9.47
 $ 55,000.01 < Balance <= $ 60,000.00                    149         8,547,293          9.66
 $ 60,000.01 < Balance <= $ 65,000.00                    148         9,236,631         10.44
 $ 65,000.01 < Balance <= $ 70,000.00                     90         6,041,807          6.83
 $ 70,000.01 < Balance <= $ 75,000.00                     61         4,394,557          4.97
 $ 75,000.01 < Balance <= $ 80,000.00                     42         3,247,147          3.67
 $ 80,000.01 < Balance <= $ 85,000.00                     34         2,780,048          3.14
 $ 85,000.01 < Balance <= $ 90,000.00                     34         2,962,446          3.35
 $ 90,000.01 < Balance <= $ 95,000.00                     20         1,842,936          2.08
 $ 95,000.01 < Balance <= $100,000.00                      8           781,164          0.88
 $100,000.01 < Balance <= $105,000.00                      4           411,613          0.47
 $105,000.01 < Balance <= $110,000.00                      9           967,244          1.09
 $115,000.01 < Balance <= $120,000.00                      3           351,721          0.40
 $120,000.01 < Balance <= $125,000.00                      4           490,199          0.55
 $125,000.01 < Balance <= $130,000.00                      1           129,131          0.15
 $140,000.01 < Balance <= $145,000.00                      3           424,613          0.48
-----------------------------------------------------------------------------------------
Total....................                               1860      $ 88,489,676        100.00%
=========================================================================================


Distribution of Original Loan-to-Value Ratios - Group II Contracts

                                                           Percentage of
                                          Aggregate         Cut-Off Date
        Original             Number of      Unpaid           Aggregate
      Loan-To-Value          Mortgage      Principal         Principal
          Ratio                Loans        Balance           Balance

Less than 61.000%                 51        1,764,405           1.99
From 61.000% to 65.999%           47        1,705,723           1.93
From 66.000% to 70.999%           76        3,446,936           3.90
From 71.000% to 75.999%          128        5,985,939           6.76
From 76.000% to 80.999%          156        7,714,128           8.72
From 81.000% to 85.999%          251       12,494,208          14.12
From 86.000% to 90.999%          697       33,586,239          37.95
From 91.000% to 100.000%         454       21,792,099          24.63
--------------------------------------------------------------------------
Total....................       1860      $ 88,489,676        100.00%
==========================================================================

-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 32

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Cut-off Date Contract Rate - Group II Contracts

                                                                Percentage of
                                               Aggregate         Cut-Off Date
         Gross Mortgage            Number of    Unpaid            Aggregate
         Interest Rate             Mortgage    Principal          Principal
             Range                   Loans      Balance            Balance

 6.000% < Gross Coupon <=  7.000         6          407,328          0.46
 7.000% < Gross Coupon <=  8.000        52        4,064,995          4.59
 8.000% < Gross Coupon <=  9.000       472       26,888,196         30.39
 9.000% < Gross Coupon <= 10.000       343       15,638,627         17.67
10.000% < Gross Coupon <= 11.000       489       21,629,851         24.44
11.000% < Gross Coupon <= 12.000       264       10,966,190         12.39
12.000% < Gross Coupon <= 13.000       199        7,762,159          8.77
13.000% < Gross Coupon <= 14.000        30        1,042,439          1.18
14.000% < Gross Coupon <= 15.000         5           89,892          0.10

----------------------------------------------------------------------------
Total..........                       1860     $ 88,489,676        100.00%
============================================================================


Remaining Months to Maturity - Group II Contracts

                                                         Percentage of
                                    Aggregate            Cut-Off Date
                         Number of   Unpaid                Aggregate
                         Mortgage   Principal              Principal
      Remaining Term       Loans     Balance                Balance

 12 < Rem Term <=  72         15         182,222              0.21%
 72 < Rem Term <=  84          9         143,051              0.16%
 84 < Rem Term <= 120         45       1,203,594              1.36%
120 < Rem Term <= 156         64       1,774,932              2.01%
156 < Rem Term <= 180        152       4,807,780              5.43%
180 < Rem Term <= 240        827      34,839,079             39.37%
240 < Rem Term <= 300        441      25,033,247             28.29%
300 < Rem Term <= 360        307      20,505,772             23.17%
-------------------------------------------------------------------
Total............        1,860    88,489,676                100.00%
===================================================================


-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 33

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Distribution of Lifetime Cap - Group II Contracts

                                                                Percentage of
                                             Aggregate           Cut-Off Date
                                  Number of   Unpaid              Aggregate
            Gross                 Mortgage   Principal            Principal
           Life CAP                 Loans     Balance              Balance

      Life CAP  = 0.000                 3       124,888              0.14
12.001 Life CAP <= 12.500               1        58,516              0.07
12.501 Life CAP <= 13.000              14     1,009,166              1.14
13.001 Life CAP <= 13.500              51     2,973,563              3.36
13.501 Life CAP <= 14.000             105     6,624,408              7.49
14.001 Life CAP <= 14.500             143     7,993,245              9.03
14.501 Life CAP <= 15.000             294    15,698,242             17.74
15.001 Life CAP <= 15.500              86     4,802,297              5.43
15.501 Life CAP <= 16.000             259    10,974,463             12.40
16.001 Life CAP <= 16.500             199     8,842,080              9.99
16.501 Life CAP <= 17.000             267    11,791,925             13.33
17.001 Life CAP <= 17.500             154     6,638,854              7.50
17.501 Life CAP <= 18.000              87     3,482,391              3.94
18.001 Life CAP <= 18.500             111     4,318,712              4.88
18.501 Life CAP <= 19.000              56     2,321,207              2.62
19.001 Life CAP <= 19.500              17       582,619              0.66
19.501 Life CAP <= 20.000               8       163,208              0.18
20.001 Life CAP <= 20.500               4        68,202              0.08
20.501 Life CAP <= 21.000               1        21,690              0.02
--------------------------------------------------------------------------
Total.................              1860    $ 88,489,676        100.00%
==========================================================================


Distribution of Gross Margin - Group II Contracts

                                                                Percentage of
                                             Aggregate           Cut-Off Date
                                  Number of   Unpaid              Aggregate
            Gross                 Mortgage   Principal            Principal
         Gross Margin               Loans     Balance              Balance

 0.000 Gross Margin <= 1.000            3       211,216              0.24
 1.001 Gross Margin <= 1.500            8       600,009              0.68
 1.501 Gross Margin <= 2.000           25     1,963,269              2.22
 2.001 Gross Margin <= 2.500           47     3,372,700              3.81
 2.501 Gross Margin <= 3.000          319    17,974,676             20.31
 3.001 Gross Margin <= 3.500          179    10,404,678             11.76
 3.501 Gross Margin <= 4.000          169     7,229,622              8.17
 4.001 Gross Margin <= 4.500          217     9,670,260             10.93
 4.501 Gross Margin <= 5.000          257    11,363,473             12.84
 5.001 Gross Margin <= 5.500          243    10,414,497             11.77
 5.501 Gross Margin <= 6.000          122     5,115,164              5.78
 6.001 Gross Margin <= 6.500          137     5,009,412              5.66
 6.501 Gross Margin <= 7.000           74     3,057,159              3.45
 7.001 Gross Margin <= 7.500           42     1,579,688              1.79
 7.501 Gross Margin <= 8.000           11       375,438              0.42
 8.001 Gross Margin <= 8.500            4        98,472              0.11
 8.501 Gross Margin <= 9.000            3        49,944              0.06
--------------------------------------------------------------------------
Total.................              1860    $ 88,489,676        100.00%
==========================================================================


-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 34

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Distribution of Lifetime Floor - Group II Contracts

                                                                Percentage of
                                             Aggregate           Cut-Off Date
                                  Number of   Unpaid              Aggregate
            Gross                 Mortgage   Principal            Principal
          Life Floor                Loans     Balance              Balance

 0.000 Life Floor <= 1.000              3       211,216              0.24
 1.001 Life Floor <= 1.500              8       600,009              0.68
 1.501 Life Floor <= 2.000             25     1,963,269              2.22
 2.001 Life Floor <= 2.500             47     3,372,700              3.81
 2.501 Life Floor <= 3.000            319    17,974,676             20.31
 3.001 Life Floor <= 3.500            179    10,404,678             11.76
 3.501 Life Floor <= 4.000            169     7,229,622              8.17
 4.001 Life Floor <= 4.500            217     9,670,260             10.93
 4.501 Life Floor <= 5.000            257    11,363,473             12.84
 5.001 Life Floor <= 5.500            243    10,414,497             11.77
 5.501 Life Floor <= 6.000            122     5,115,164              5.78
 6.001 Life Floor <= 6.500            137     5,009,412              5.66
 6.501 Life Floor <= 7.000             74     3,057,159              3.45
 7.001 Life Floor <= 7.500             42     1,579,688              1.79
 7.501 Life Floor <= 8.000             11       375,438              0.42
 8.001 Life Floor <= 8.500              4        98,472              0.11
 8.501 Life Floor <= 9.000              3        49,944              0.06
--------------------------------------------------------------------------
Total.................              1860    $ 88,489,676        100.00%
==========================================================================




Next Interest Roll Date

                                   Percentage
                                   of Cut-Off
                      Aggregate       Date
     Next   Number of  Unpaid      Aggregate
     Roll   Mortgage  Principal    Principal
     Date     Loans    Balance      Balance

   04/01/00       1       $17,486     00.02
   05/01/00       2       $86,699     00.10
   06/01/00       1       $27,046     00.03
   07/01/00       5      $265,562     00.30
   08/01/00       6      $289,032     00.33
   09/01/00      11      $585,594     00.66
   10/01/00      51    $2,376,607     02.69
   11/01/00     558   $24,615,515     27.82
   12/01/00     531   $26,259,351     29.68
   01/01/01     477   $23,286,602     26.32
   02/01/01     175    $8,599,534     09.72
   03/01/01      41    $2,043,164     02.31
   04/01/01       1       $37,484     00.04
------------------------------------------------------
Total........  1860   $88,489,676    100.00%
======================================================


-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 35

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000A $ 271,227,000 (approximate)
-------------------------------------------------------------------------------

Distribution of Periodic Cap - Group II Contracts

                                                           Percentage of
                                        Aggregate          Cut-Off Date
                        Number of        Unpaid              Aggregate
Periodic                Mortgage        Principal            Principal
  Cap                     Loans          Balance              Balance

No Periodic Cap               3            124,888              0.14
  1.000                     813         39,708,099             44.87
  2.000                    1044         48,656,690             54.99
--------------------------------------------------------------------------
Total.................     1860       $ 88,489,676            100.00%
==========================================================================



Index Type

                                                       Total
                                  #      %            Current
                                 Loan   Pool          Balance

1 Yr. CMT                            4    .21          $183,403.58
5 Yr. CMT                        1,856  99.79       $88,306,272.66
---------------------------------------------------------------------
Total.....                       1,860 100.00%      $88,489,676.24
=====================================================================



Distribution of Model Years - Group II Contracts

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
Model Year                     Loans       Balance            Balance

   1972                            1            18,155          0.02
   1973                            1            22,921          0.03
   1978                            1             8,827          0.01
   1980                            1            10,682          0.01
   1981                            3            45,957          0.05
   1982                            3            32,995          0.04
   1983                            6           108,164          0.12
   1985                            7            92,896          0.10
   1986                            4            70,584          0.08
   1987                            4           105,622          0.12
   1988                            7           123,876          0.14
   1989                            6           159,203          0.18
   1990                            5            63,944          0.07
   1991                            5           104,987          0.12
   1992                            2            55,134          0.06
   1993                            6           188,367          0.21
   1994                            5           115,423          0.13
   1995                           22           734,293          0.83
   1996                           25           939,387          1.06
   1997                           34         1,342,216          1.52
   1998                           63         3,168,012          3.58
   1999                          423        20,760,478         23.46
   2000                         1226        60,217,553         68.05
--------------------------------------------------------------------------
Total.................          1860      $ 88,489,676        100.00%
==========================================================================


-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS. PAGE 36